UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 13, 2013

SAVEDAILY, INC.

Nevada	333-143039	20-8006878

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3020 Old Ranch Parkway, Suite 140

Seal Beach, California 90740

(Address of Principal Executive Offices)

(562) 795-7500

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors; or Certain Officers; Election of Directors; Appointment of Certain Officers

On May 13, 2013, the Board of Directors accepted the resignation of Michael F. Cronin as Chief Financial Officer of the Corporation effective May 16, 2013. His resignation is for personal reasons and is not in connection with any known disagreement with the Company on any matter.

On May 13, 2013, the Board of Directors appointed Jeffrey Mahony as Chief Financial Officer of the Corporation effective May 16, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

SAVEDAILY, INC.

By:	/s/ Jeff Mahony
Jeff Mahony Chief Executive Officer

Dated: May 16, 2013